UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
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☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

IMAGEWARE SYSTEMS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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IMAGEWARE SYSTEMS, INC.

10883 Thornmint Road

San Diego, CA 92127

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2005

Dear Shareholder:

You are cordially invited to attend a Special Meeting of Shareholders of ImageWare Systems, Inc., a California corporation (the “Company”). The meeting will be held on Thursday, June 7, 2005, at 11:00 a.m. local time, or immediately following the annual meeting, at the Radisson Suite Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, CA 92127 for the purpose of approving the adjustment of the exercise price under the following two warrants:

1.  Warrant to Purchase 1,021,687 shares of Common Stock issued to L.F. Global Holdings, LLC, dated June 13, 2003.

2.  Warrant to Purchase 578,313 shares of Common Stock issued to Laurus Master Fund, Ltd., dated June 13, 2003.

This item of business is more fully described in the Proxy Statement accompanying this Notice.

The record date for the Special Meeting is May 9, 2005. Only shareholders of record at the close of business on that date may vote at the meeting or any adjournment thereof. Holders of the 33,677 shares of common stock issued upon exercise of the warrants prior to the record date are not entitled to vote at the meeting. This notice is being mailed to all shareholders on or about May 19, 2005.

By Order of the Board of Directors

/s/ WAYNE WETHERELL
Wayne Wetherell Sr. VP and CFO

San Diego, California

May 19, 2005

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR YOUR CONVENIENCE. EVEN IF YOU HAVE VOTED BY PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER.

ImageWare Systems, Inc.

10883 Thornmint Road

San Diego, CA 92127

PROXY STATEMENT

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 7, 2005

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

WHY AM I RECEIVING THESE MATERIALS?

We sent you this proxy statement and the enclosed proxy card because the Board of Directors of IMAGEWARE SYSTEMS, INC. (sometimes referred to as the “Company” or “ImageWare”) is soliciting your proxy to vote at the Special Meeting of Shareholders. You are invited to attend the special meeting, and we request that you vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

We intend to mail this proxy statement and accompanying proxy card on or about May 19, 2005, to all shareholders of record entitled to vote at the special meeting.

WHO CAN VOTE AT THE SPECIAL MEETING?

Only shareholders of record at the close of business on May 9, 2005, excluding any shares issued as the result of the conversion or exercise of the securities that are the subject of the meeting, will be entitled to vote at the special meeting. On this record date, there were 12,005,116 shares of common stock outstanding and entitled to vote and 249,400 shares of Series B Preferred Stock outstanding and entitled to vote. The holders of common stock will have one vote for each share of common stock they own as of May 9, 2005. The holders of Series B Preferred Stock will have one vote for each share of common stock into which their shares of Series B Preferred Stock are convertible as of May 9, 2005, with any fractional shares (determined on an aggregate conversion basis for each such holder) being rounded to the nearest whole share. As of May 9, 2005, each share of Series B Preferred Stock was convertible into approximately 0.20 shares of common stock.

Shareholder of Record: Shares Registered in Your Name

If on May 9, 2005, your shares of common stock were registered directly in your name with ImageWare’s transfer agent, ComputerShare Trust Company, then you are a shareholder of record. If on May 9, 2005, your shares of Series B Preferred Stock were registered directly in your name with ImageWare, then you also are a shareholder of record. As a shareholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If on May 9, 2005, your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the shareholder of record for purposes of voting at the special meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the special meeting. However, since you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

WHAT AM I VOTING ON?

The special meeting is limited to consideration of the approval of the adjustment of the exercise price under the following warrants, a copy of which are enclosed with this proxy solicitation on Appendix A and Appendix B:

1.  Warrant to Purchase 1,021,687 shares of Common Stock issued to L.F. Global Holdings, LLC, dated June 13, 2003.

2.  Warrant to Purchase 578,313 shares of Common Stock issued to Laurus Master Fund, Ltd., dated June 13, 2003.

The specific language requiring the adjustment in the exercise price subject to shareholder approval is set forth in Section 3(d)(vii) on page 5 of each warrant.

WHY AM I BEING ASKED TO APPROVE THESE SECURITIES?

You are being asked to approve the adjustment of the exercise price of the warrants because we are required to seek your approval pursuant to the terms of the warrants and to comply with the rules of the American Stock Exchange. The exchange price under the warrants is subject to change when the company issues additional common stock at a price below the stated exercise price of $2.11 per share. In November 2004, we sold our common stock for $1.72 per share, and as a result, the exercise price under the warrants will be, subject to shareholder approval, reduced to $1.72 per share. The adjustment to the exercise must be approved by the shareholders under the terms of the warrant and the rules of the American Stock Exchange because (a) the adjusted exercise price is below market value on June 13, 2003 (the date the warrants were issued), and (b) the total number of shares to be issued under such warrants exceeds 20% of the number of shares of common stock outstanding on the date of issuance of the warrants, June 13, 2003.

WHAT WILL HAPPEN IF THE SHAREHOLDERS APPROVE THESE SECURITIES?

If the shareholders approve the issuance of additional shares, then the warrants may be converted or exercised in full at $1.72 per share, which price may be further reduced if the company sells its common stock at a lower price before the warrants are converted or exercised.  As of the date of this notice, the warrants may be converted or exchanged into a total of 1,566,323 shares of our common stock (1,600,000 shares face value less 33,677 shares already issued upon partial exercise of the warrants). If all the warrants are fully converted and exercised at a price of $1.72 per share, then an additional 1,566,323 shares of common stock will be issued, for a total of $2,694,076.  The holder of the warrants has complete and independent discretion to exercise the warrants to purchase all 1,566,323 shares of common stock, regardless of the outcome of the shareholder vote. If the shareholders approve the adjusted exercise price, there is no assurance that the holder will exercise the warrants at the adjusted exercise price of $1.72 per share. Approval or disapproval will not affect the total number of shares that may be issued, only the exercise price.

WHAT WILL HAPPEN IF THE SHAREHOLDERS DO NOT APPROVE OF THESE SECURITIES?

If the shareholders do not approve the adjusted exercise price, then the exercise price will remain at $2.11 per share.  The holder of the warrants has complete and independent discretion to exercise the warrants to purchase all 1,566,323 shares of common stock, regardless of the outcome of the shareholder vote.  If the shareholders do not approve the adjusted exercise price, there is no assurance that the holder will exercise the warrants at the existing exercise price of $2.11 per share.   Approval or disapproval will not affect the total number of shares that may be issued, only the exercise price.

HOW DO I VOTE?

You may either vote “For” or “Against” or abstain from voting. The procedures for voting are described below, based upon your form of ownership.

Shareholder of Record: Shares Registered in Your Name

If you are a shareholder of record, you may vote in person at the special meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

•                                          To vote in person, come to the special meeting and we will give you a ballot when you arrive.

•                                          To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the special meeting, we will vote your shares as you direct.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

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If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from ImageWare. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may be able to vote by telephone or over the Internet if so instructed by your broker or bank. To vote in person at the special meeting, you must obtain a valid proxy from your broker, bank, or other agent in whose name the shares are registered. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

HOW MANY VOTES DO I HAVE?

Holders of common stock will have one vote for each share of common stock they own as of May 9, 2005. Similarly, the holders of Series B Preferred Stock will have one vote for each share of common stock into which their shares of Series B Preferred Stock are convertible as of May 9, 2005, with any fractional shares (determined on an aggregate conversion basis for each such holder) being rounded to the nearest whole share. As of May 9, 2005, each share of Series B Preferred Stock was convertible into approximately 0.20 shares of common stock.

WHAT IF I RETURN A PROXY CARD BUT DO NOT MAKE SPECIFIC CHOICES?

If you return a signed and dated proxy card without marking any voting selections, your shares will treated as if you had abstained from voting.

WHO IS PAYING FOR THIS PROXY SOLICITATION?

We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. Currently we do not anticipate engaging the use of a professional proxy solicitor. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

CAN I CHANGE MY VOTE AFTER SUBMITTING MY PROXY?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are a shareholder of record, you may revoke your proxy in any one of three ways:

•                                          You may submit another properly completed proxy card with a later date.

•                                          You may send a written notice that you are revoking your proxy to ImageWare’s Secretary at 10883 Thornmint Road, San Diego, CA 92127.

•                                          You may attend the special meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, follow the voting instructions from that organization included with these proxy materials, or contact that organization to determine how you may revoke your proxy.

HOW ARE VOTES COUNTED?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count “For” and (with respect to proposals other than the election of directors) “Against” votes, abstentions and broker non-votes. (A “Broker non-vote” occurs when someone holding shares for a beneficial owner does not vote on a particular proposal because the holder does not have discretionary voting power with respect to that proposal and has not received instructions with respect to that proposal from the beneficial owner, despite voting on at least one other proposal for which it does have discretionary authority or for which it has received instructions.) Abstentions and broker non-votes will be counted towards a quorum but will not be counted towards the vote total for any proposal.

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HOW MANY VOTES ARE NEEDED TO APPROVE EACH PROPOSAL?

To be approved, Special Proposal No. 1, the approval of the adjustment of the exercise price under the warrants, must receive a “For” vote from a majority of the shares present and voting, either in person or by proxy (which shares voting affirmatively also must constitute at least a majority of the required quorum). Abstentions and broker non-votes will have no effect.

WHAT IS THE QUORUM REQUIREMENT?

A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the Company’s outstanding shares of common stock entitled to vote (determined on an as-converted basis) are represented by votes at the meeting or by proxy. On the record date, there were 12,005,116  shares of common stock entitled to vote constituting 12,005,116 votes, and 249,400 shares of Series  B Preferred Stock constituting 49,401 votes outstanding and entitled to vote. Thus, holders of common stock and Series B Preferred Stock with at least 6,027,259 votes must be represented at the meeting or by proxy to have a quorum. Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, a majority of the shares present at the meeting may adjourn the meeting to another date.

HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE SPECIAL MEETING?

Preliminary voting results are expected to be announced at the special meeting. Final voting results will be published in the Company’s quarterly report on Form 10-QSB for the period ended June 30, 2005.

HOUSEHOLDING

We are sending only one proxy statement to street-name stockholders who share a single address unless we received contrary instructions from any stockholder at that address.  This practice, known as “householding,” is designed to reduce our printing and postage costs.  However, if any stockholder residing at such an address wishes to receive a separate proxy statement in the future, they may telephone our Corporate Secretary at (858) 673-8600, or write to him at Imageware Systems, Inc., 10883 Thornmint Road, San Diego, CA  92127. If you are receiving multiple copies of our special report and proxy statement, you can request householding by contacting the Secretary in the same manner.

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MATTERS TO BE CONSIDERED AT THE SPECIAL MEETING

SPECIAL PROPOSAL 1

APPROVAL OF THE

ADJUSTED EXERCISE PRICE UNDER THE WARRANTS

We are asking you to approve the adjustment of the exercise price under the following two warrants:

1.  Warrant to Purchase 1,021,687 shares of Common Stock issued to L.F. Global Holdings, LLC, dated June 13, 2003.

2.  Warrant to Purchase 578,313 shares of Common Stock issued to Laurus Master Fund, Ltd., dated June 13, 2003.

If approved, the adjusted exercise price will be equal to $1.72 per share, or such future lower price of common stock sold by the company prior to exercise of the warrants.  1,566,323 shares of our common stock may be issued under the warrants.  The warrants expire on June 13, 2009.  If the adjusted exercise price is not approved, the exercise price will remain at $2.11 per share.  The holder of the warrants has complete and independent discretion to exercise the warrants to purchase all 1,566,323 shares of common stock, regardless of the outcome of the shareholder vote.

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and voting at the special meeting (which shares voting affirmatively also constitute at least a majority of the required quorum) will be required to approve the adjustment of the exercise price under the warrants. For purposes of this vote, abstentions and broker non-votes will not be counted for any purpose in determining whether this matter has been approved.

By Order of the Board of Directors

/s/ WAYNE WETHERELL
Wayne Wetherell SVP and CFO

May 19, 2005

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APPENDIX A

WARRANT TO PURCHASE COMMON STOCK

OF

IMAGEWARE SYSTEMS, INC.

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.:  2003-2

WARRANT

TO PURCHASE COMMON STOCK

OF

IMAGEWARE SYSTEMS, INC.

(void after June 13, 2009)

1.             Issuance of Warrant.  FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from ImageWare Systems, Inc., a California corporation (the “Company”), at any time before 5:00 p.m. New York time on June 13, 2009 (the “Termination Date”), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this “Warrant”) pursuant to Section 6 hereof.

2.             Definitions.  As used in this Warrant, the following terms have the definitions ascribed to them below:

(a)           “Business Day” means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York or the State of California or the District of Columbia are authorized to be closed.

(b)           “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(c)           “Holder” means L.F. Global Holdings, LLC, or its assigns.

(d)           “Purchase Agreement” means the Note and Warrant Purchase Agreement dated as of May 22, 2002 by and between the Company and Perseus 2000,L.L.C., as amended.

(e)           “Company Notes” means all Notes issued to L.F. Global Holdings, LLC (“LF”), and Laurus Master Fund, Ltd. (“Laurus”), pursuant to the Consent to Assignment and

Amendment Agreement by and among LF, Laurus and the Company dated June 13, 2003 (the “Consent Agreement”).

(f)            “Warrant Price” means $2.11 per share, subject to adjustment as described in Section 3 below.

(g)           “Warrant Stock” means the shares of Common Stock (or other securities) purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant.  The total number of shares to be issued upon the exercise of this Warrant shall be 1,021,687, subject to adjustment as described in Section 3 below.

3.             Adjustments and Notices.  The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3.

(a)           Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b)           Reclassification, Exchange, Substitution, In-Kind Distribution.  Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend.  The Company or its successor shall promptly issue to the Holder a new warrant for such new securities or other property.  The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant.  The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.  As used in this Section 3(b), the term “property” shall not include cash.

(c)           Reorganization, Merger etc.  In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company or (iii) sale by the Company’s shareholders of 50% or more of the Company’s outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have

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the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Common Stock then purchasable under this Warrant.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

(d)           Dilutive Issuances.      (i)       Subject to obtaining shareholder approval, if required, pursuant to subsection (vii) below, if the Company, at any time or from time to time after the date hereof, shall issue any Additional Stock (as defined below) without consideration or for an Effective Price less than the Warrant Price in effect immediately prior to the issuance of such Additional Stock, other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this Warrant, then and in each such case the then existing Warrant Price shall be reduced as of the close of business on the date of such issue or sale to a price equal to the lowest such Effective Price.  “Effective Price” of Additional Stock means the quotient determined by dividing the total number of shares of Additional Stock issued or sold, or deemed to have been issued or sold by the Company under this Section, into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section, for such Additional Stock.

(ii)           In the case of the issuance of Common Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof.

(iii)          In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

(iv)          In the case of the issuance, whether before, on or after the date hereof, of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

(A)          The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (ii) or (iii)), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

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(B)           The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (ii) or (iii)).

(C)           In the event of any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Warrant Price obtained with respect to the adjustment that was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(D)          Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.  Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities shall continue to be deemed to be issued.

(E)           The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to clauses (iv)(A) and (iv)(B) of this Section 3(d) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either clause (iv)(C) or (iv)(D) of this Section 3(d).

(v)           “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (iv) of this Section 3(d)) by the Company after the date hereof other than shares of Common Stock issued or issuable:

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(A)          to employees, officers or directors of the Company, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Company’s Board of Directors;

(B)           pursuant to any rights, agreements, options or warrants outstanding as of the date hereof and disclosed in writing to the Holder; and stock issued pursuant to any such rights or agreements granted after the date hereof;

(C)           in connection with any stock split, stock dividend or recapitalization by the Company;

(D)          upon conversion of any Company Notes or the Company’s Series B Preferred Stock or upon exercise or conversion of the Purchaser’s Warrants or  theWarrants issued pursuant to the Purchase Agreement;

(E)           shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination approved by the Board of Directors;

(F)           pursuant to any equipment leasing, real property leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Company’s Board of Directors, the principal purpose of which is not to raise equity capital; or

(G)           by the Company in connection with joint ventures, manufacturing, marketing or distribution arrangements or technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares in connection therewith have been approved by the Company’s Board of Directors and the principal purpose thereof is not to raise equity capital.

(vi)          “Common Stock Equivalent Share” means with respect to any security that is ultimately convertible into shares of Common Stock or ultimately exercisable for shares of Common Stock, the total number of shares of Common Stock that may be acquired upon full exercise of all such rights.

(vii)         Notwithstanding anything to the contrary in this Warrant, unless and until the Company obtains shareholder approval, no adjustment will be made under Subsection (d)(i) above if such adjustment would cause the maximum number of shares of Common Stock issuable pursuant to the Company Notes, Purchaser’s Warrants (as defined in Consent Agreement) and the warrants issued pursuant to the Purchase Agreement (collectively the “Convertible Securities”), to exceed the maximum number of shares of Common Stock that the Company is permitted to issue, without such shareholder approval, pursuant to and in compliance with the American Stock Exchange Listing Standards, Policies and Requirements, or any successor provisions, so long as the Common Stock is listed on such Exchange or a successor exchange.

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(e)           Certificate of Adjustment.  In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(f)            Adjustment to Number of Shares of Warrant Stock.  In the event the Warrant Price is adjusted under any provision of this Section 3, the number of shares of Warrant Stock shall be simultaneously adjusted by multiplying the number of shares of Warrant Stock by a fraction, the numerator of which is the Warrant Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Price in effect immediately after such adjustment.

(g)           No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 3 against impairment.  If the Company takes any action affecting the Common Stock or any other event occurs as to which the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the Holder’s rights under this Warrant, then the Board of Directors of the Company shall make an adjustment in the number and/or class of shares available under this Warrant, the Warrant Price, or the application of such provisions, so as to protect the Holder’s rights under this Warrant as aforesaid.  The adjustment will be such as will give the Holder upon exercise for the same aggregate Warrant Price the same number, class and kind of securities the Holder would have owned had the Warrant been exercised prior to the occurrence of event requiring adjustment and had the Holder continued to hold such securities until after the occurrence of such event.

(h)           Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

4.             No Shareholder Rights.  This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

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5.             Reservation of Stock.  On and after the date hereof, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant.  Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

6.             Exercise of Warrant.  This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise.  If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

7.             Conversion.  In lieu of exercising this Warrant or any portion hereof, at any time the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant.  The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

X=(P)(Y)(A-B)/A

where X =                                          the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being converted.

P =                               the portion of the Warrant being converted expressed as a decimal fraction.

Y =                              the total number of shares of Common Stock issuable upon exercise of the Warrant in full.

A =                            the fair market value of one share of Warrant Stock which  means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of

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conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company’s Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

B =                              the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled.  This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion.  If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.  If this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of Common Stock of the Company.

8.             Transfer of Warrant.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities laws applicable with respect to any other applicable jurisdiction.

9.             Termination.  This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

10.           Miscellaneous.  This Warrant shall be governed by the laws of the State of New York, as such laws are applied to contracts to be entered into and performed entirely in New York by New York residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.  All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the

8

Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

ISSUED: June 13, 2003

IMAGEWARE SYSTEMS, INC.

By:
	Name:	S. James Miller, Jr.
	Title:	Chairman, CEO and President

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Attachment 1

NOTICE OF EXERCISE

TO:

1.             The undersigned hereby elects to purchase                       shares of the Warrant Stock of ImageWare Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2.             Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:
Title:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Shares of the Common Stock

(as defined in the attached Warrant) of

ImageWare Systems, Inc.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to ImageWare Systems, Inc. (the “Company”) as follows:

(a)           The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.  By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b)           The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c)           The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d)           The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.  The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.  The undersigned represents that it is an “accredited investor” within the meaning of Regulation D of the Securities Act.

(e)           The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a “broker’s transaction” or in transactions directly with a “market maker” (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)

2

Attachment 3

NOTICE OF CONVERSION

TO:

1.             The undersigned hereby elects to acquire                         shares of the Warrant Stock of ImageWare Systems, Inc. pursuant to the terms of the attached Warrant, by conversion of                percent (         %) of the Warrant.

2.             Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:
Title:
(Title and signature of authorized person)

APPENDIX B

WARRANT TO PURCHASE COMMON STOCK

OF

IMAGEWARE SYSTEMS, INC.

THE SECURITIES EVIDENCED BY THIS WARRANT CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND MAY NOT BE SOLD, TRANSFERRED, OR ASSIGNED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE SALE IS MADE IN ACCORDANCE WITH RULE 144 UNDER THE SECURITIES ACT, OR THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF SUCH SECURITIES REASONABLY SATISFACTORY TO THE COMPANY STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

No.:  2003-1

WARRANT

TO PURCHASE COMMON STOCK

OF

IMAGEWARE SYSTEMS, INC.

(void after June 13, 2009)

1.             Issuance of Warrant.  FOR VALUE RECEIVED, on and after the date of issuance of this Warrant, and subject to the terms and conditions herein set forth, the Holder (as defined below) is entitled to purchase from ImageWare Systems, Inc., a California corporation (the “Company”), at any time before 5:00 p.m. New York time on June 13, 2009 (the “Termination Date”), at a price per share equal to the Warrant Price (as defined below and subject to adjustment as described below), the Warrant Stock (as defined below and subject to adjustment as described below) upon exercise of this warrant (this “Warrant”) pursuant to Section 6 hereof.

2.             Definitions.  As used in this Warrant, the following terms have the definitions ascribed to them below:

(a)           “Business Day” means any day other than a Saturday, Sunday or other day on which the national or state banks located in the State of New York or the State of California or the District of Columbia are authorized to be closed.

(b)           “Common Stock” means the common stock, par value $0.01 per share, of the Company.

(c)           “Holder” means Laurus Master Fund, Ltd., or its assigns.

(d)           “Purchase Agreement” means the Note and Warrant Purchase Agreement dated as of May 22, 2002 by and between the Company and Perseus 2000,L.L.C., as amended.

(e)           “Company Notes” means all Notes issued to L.F. Global Holdings, LLC (“LF”), and Laurus Master Fund, Ltd. (“Laurus”), pursuant to the Consent to Assignment and

Amendment Agreement by and among LF, Laurus and the Company dated June 13, 2003 (the “Consent Agreement”).

(f)            “Warrant Price” means $2.11 per share, subject to adjustment as described in Section 3 below.

(g)           “Warrant Stock” means the shares of Common Stock (or other securities) purchasable upon exercise of this Warrant or issuable upon conversion of this Warrant.  The total number of shares to be issued upon the exercise of this Warrant shall be 578,313, subject to adjustment as described in Section 3 below.

3.             Adjustments and Notices.  The Warrant Price and the number of shares of Warrant Stock shall be subject to adjustment from time to time in accordance with this Section 3.

(a)           Subdivision, Stock Dividends or Combinations.  In case the Company shall at any time subdivide the outstanding shares of Common Stock or shall issue a stock dividend with respect to the Common Stock, the Warrant Price in effect immediately prior to such subdivision or the issuance of such dividend shall be proportionately decreased, and in case the Company shall at any time combine the outstanding shares of the Common Stock, the Warrant Price in effect immediately prior to such combination shall be proportionately increased, in each case effective at the close of business on the date of such subdivision, dividend or combination, as the case may be.

(b)           Reclassification, Exchange, Substitution, In-Kind Distribution.  Upon any reclassifications, exchange, substitution or other event that results in a change of the number and/or class of the securities issuable upon exercise or conversion of this Warrant or upon the payment of a dividend in securities or property other than shares of Common Stock, the Holder shall be entitled to receive, upon exercise or conversion of this Warrant, the number and kind of securities and property that the Holder would have received if this Warrant had been exercised or converted immediately before the record date for such reclassification, exchange, substitution, or other event or immediately prior to the record date for such dividend.  The Company or its successor shall promptly issue to the Holder a new warrant for such new securities or other property.  The new warrant shall provide for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3 including, without limitation, adjustments to the Warrant Price and to the number of securities or property issuable upon exercise or conversion of the new warrant.  The provisions of this Section 3(b) shall similarly apply to successive reclassifications, exchanges, substitutions, or other events and successive dividends.  As used in this Section 3(b), the term “property” shall not include cash.

(c)           Reorganization, Merger etc.  In case of any (i) merger or consolidation of the Company into or with another corporation where the Company is not the surviving corporation, (ii) sale, transfer or lease (but not including a transfer or lease by pledge or mortgage to a bona fide lender) of all or substantially all of the assets of the Company or (iii) sale by the Company’s shareholders of 50% or more of the Company’s outstanding securities in one or more related transactions, the Company, or such successor or purchasing corporation, as the case may be, shall, as a condition to closing any such reorganization, merger or sale, duly execute and deliver to the Holder hereof a new warrant so that the Holder shall have the right to receive, at a total purchase price not to exceed that payable upon the exercise or conversion of the unexercised or unconverted portion of this Warrant, and in lieu of the shares of the Common Stock theretofore issuable upon exercise or conversion of this Warrant, the kind and amount of shares of stock, other securities, money and property receivable upon such reorganization, merger or sale by the Holder of the number of shares of Common Stock then purchasable under this Warrant.  Such new warrant shall provide for adjustments that shall be as nearly equivalent as may be practicable to the adjustments provided for in this Section 3.  The provisions of this subparagraph (c) shall similarly apply to successive reorganizations, mergers and sales.

(d)           Dilutive Issuances.     (i)     Subject to obtaining shareholder approval, if required, pursuant to subsection (vii) below, if the Company, at any time or from time to time after the date hereof, shall issue any Additional Stock (as defined below) without consideration or for an Effective Price less than the Warrant Price in effect immediately prior to the issuance of such Additional Stock, other than a subdivision or combination of shares of Common Stock or as a dividend or other distribution of Common Stock as provided for elsewhere in this Warrant, then and in each such case the then existing Warrant Price shall be reduced as of the close of business on the date of such issue or sale to a price equal to the lowest such Effective Price.  “Effective Price” of Additional Stock means the quotient determined by dividing the total number of shares of Additional Stock issued or sold, or deemed to have been issued or sold by the Company under this Section, into the aggregate consideration received, or deemed to have been received by the Company for such issue under this Section, for such Additional Stock.

(ii)           In the case of the issuance of Common Stock for cash, the consideration received therefor shall be deemed to be the amount of cash paid therefor before deducting any reasonable discounts, commissions or other expenses allowed, paid or incurred by the company for any underwriting or otherwise in connection with the issuance and sale thereof.

(iii)          In the case of the issuance of Common Stock for a consideration in whole or in part other than cash, the consideration other than cash received therefor shall be deemed to be the fair value thereof as reasonably determined by the Board of Directors of the Company in its good faith judgment irrespective of any accounting treatment.

(iv)          In the case of the issuance, whether before, on or after the date hereof, of options to purchase or rights to subscribe for Common Stock, securities by their terms convertible into or exchangeable for Common Stock or options to purchase or rights to subscribe for such convertible or exchangeable securities (which are not excluded from the definition of Additional Stock), the following provisions shall apply:

(A)          The aggregate maximum number of shares of Common Stock deliverable upon exercise of such options to purchase or rights to subscribe for Common Stock shall be deemed to have been issued at the time such options or rights were issued and for a consideration equal to the consideration (determined in the manner provided in clauses (ii) or (iii)), if any, received by the Company upon the issuance of such options or rights plus the minimum purchase price provided in such options or rights (without taking into account potential anti-dilution adjustments) for the Common Stock covered thereby.

(B)           The aggregate maximum number of shares of Common Stock deliverable upon conversion of or in exchange for any such convertible or exchangeable securities or upon the exercise of options to purchase or rights to subscribe for such convertible or exchangeable securities and subsequent conversion or exchange thereof shall be deemed to have been issued at the time such securities were issued or such options or rights were issued and for a consideration equal to the consideration, if any, received by the corporation for any such securities and related options or rights (excluding any cash received on account of accrued interest or accrued dividends), plus the additional consideration, if any, to be received by the Company upon the conversion or exchange of such securities or the exercise of any related options or rights (the consideration in each case to be determined in the manner provided in clauses (ii) or (iii)).

(C)           In the event of any change in the number of shares of Common Stock deliverable or any increase in the consideration payable to the Company upon exercise of such options or rights or upon conversion of or in exchange for such convertible or exchangeable securities, including, but not limited to, a change resulting from the antidilution provisions thereof, the Warrant Price obtained with respect to the adjustment that was made upon the issuance of such options, rights or securities, and any subsequent adjustments based thereon, shall be recomputed to reflect such change, but no further adjustment shall be made for the actual issuance of Common Stock or any payment of such consideration upon the exercise of any such options or rights or the conversion or exchange of such securities.

(D)          Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, the Warrant Price obtained with respect to the adjustment which was made upon the issuance of such options, rights or securities or options or rights related to such securities, and any subsequent adjustments based thereon, shall be recomputed to reflect the issuance of only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities.  Upon the expiration of any such options or rights, the termination of any such rights to convert or exchange or the expiration of any options or rights related to such convertible or exchangeable securities, only the number of shares of Common Stock actually issued upon the exercise of such options or rights, upon the conversion or exchange of such securities or upon the exercise of the options or rights related to such securities shall continue to be deemed to be issued.

(E)           The number of shares of Common Stock deemed issued and the consideration deemed paid therefor pursuant to clauses (iv)(A) and (iv)(B) of this Section 3(d) shall be appropriately adjusted to reflect any change, termination or expiration of the type described in either clause (iv)(C) or (iv)(D) of this Section 3(d).

(v)           “Additional Stock” shall mean any shares of Common Stock issued (or deemed to have been issued pursuant to clause (iv) of this Section 3(d)) by the Company after the date hereof other than shares of Common Stock issued or issuable:

(A)          to employees, officers or directors of the Company, pursuant to stock purchase or stock option plans or other arrangements that are approved by the Company’s Board of Directors;

(B)           pursuant to any rights, agreements, options or warrants outstanding as of the date hereof and disclosed in writing to the Holder; and stock issued pursuant to any such rights or agreements granted after the date hereof;

(C)           in connection with any stock split, stock dividend or recapitalization by the Company;

(D)          upon conversion of any Company Notes or the Company’s Series B Preferred Stock or upon exercise or conversion of the Purchaser’s Warrants or the Warrants issued pursuant to the Purchase Agreement;

(E)           shares of Common Stock (and/or options, warrants or other Common Stock purchase rights issued pursuant to such options, warrants or other rights) issued for consideration other than cash pursuant to a merger, consolidation, strategic alliance, acquisition or similar business combination approved by the Board of Directors;

(F)           pursuant to any equipment leasing, real property leasing or loan arrangement, or debt financing from a bank or similar financial or lending institution approved by the Company’s Board of Directors, the principal purpose of which is not to raise equity capital; or

(G)           by the Company in connection with joint ventures, manufacturing, marketing or distribution arrangements or technology transfer or development arrangements; provided that such strategic transactions and the issuance of shares in connection therewith have been approved by the Company’s Board of Directors and the principal purpose thereof is not to raise equity capital.

(vi)          “Common Stock Equivalent Share” means with respect to any security that is ultimately convertible into shares of Common Stock or ultimately exercisable for shares of Common Stock, the total number of shares of Common Stock that may be acquired upon full exercise of all such rights.

(vii)         Notwithstanding anything to the contrary in this Warrant, unless and until the Company obtains shareholder approval, no adjustment will be made under Subsection (d)(i) above if  such adjustment would cause the maximum number of shares of Common Stock issuable pursuant to the Company Notes, Purchaser’s Warrants (as defined in Consent Agreement) and the warrants issued pursuant to the Purchase Agreement (collectively the “Convertible Securities”), to exceed the maximum number of shares of Common Stock that the Company is permitted to issue, without such shareholder approval, pursuant to and in compliance with the American Stock Exchange Listing Standards, Policies and Requirements, or any successor provisions, so long as the Common Stock is listed on such Exchange or a successor exchange.

(e)           Certificate of Adjustment.  In each case of an adjustment or readjustment of the Warrant Price, the Company, at its own expense, shall cause its Chief Financial Officer to compute such adjustment or readjustment in accordance with the provisions hereof and prepare a certificate showing such adjustment or readjustment, and shall mail such certificate, by first class mail, postage prepaid, to the Holder.  The certificate shall set forth such adjustment or readjustment, showing in detail the facts upon which such adjustment or readjustment is based.  No adjustment of the Warrant Price shall be required to be made unless it would result in an increase or decrease of at least one cent, but any adjustments not made because of this sentence shall be carried forward and taken into account in any subsequent adjustment otherwise required hereunder.

(f)            Adjustment to Number of Shares of Warrant Stock.  In the event the Warrant Price is adjusted under any provision of this Section 3, the number of shares of Warrant Stock shall be simultaneously adjusted by multiplying the number of shares of Warrant Stock by a fraction, the numerator of which is the Warrant Price in effect immediately prior to such adjustment and the denominator of which is the Warrant Price in effect immediately after such adjustment.

(g)           No Impairment.  The Company shall not, by amendment of its Articles of Incorporation or through a reorganization, transfer of assets, consolidation, merger, dissolution, issue, or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed under this Warrant by the Company, but shall at all times in good faith assist in carrying out all of the provisions of this Section 3 and in taking all such action as may be necessary or appropriate to protect the Holder’s rights under this Section 3 against impairment.  If the Company takes any action affecting the Common Stock or any other event occurs as to which the provisions of this Section 3 are not strictly applicable or if strictly applicable would not fairly protect the Holder’s rights under this Warrant, then the Board of Directors of the Company shall make an adjustment in the number and/or class of shares available under this Warrant, the Warrant Price, or the application of such provisions, so as to protect the Holder’s rights under this Warrant as aforesaid.  The adjustment will be such as will give the Holder upon exercise for the same aggregate Warrant Price the same number, class and kind of securities the Holder would have owned had the Warrant been exercised prior to the occurrence of event requiring adjustment and had the Holder continued to hold such securities until after the occurrence of such event.

(h)           Fractional Shares.  No fractional shares shall be issuable upon exercise or conversion of the Warrant and the number of shares to be issued shall be rounded down to the nearest whole share.  If a fractional share interest arises upon any exercise or conversion of the Warrant, the Company shall eliminate such fractional share interest by paying the Holder an amount computed by multiplying the fractional interest by the fair market value of a full share.

4.             No Shareholder Rights.  This Warrant, by itself, as distinguished from any shares purchased hereunder, shall not entitle its Holder to any of the rights of a shareholder of the Company.

5.             Reservation of Stock.  On and after the date hereof, the Company will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Warrant Stock upon the exercise or conversion of this Warrant.  Issuance of this Warrant shall constitute full authority to the Company’s officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Warrant Stock issuable upon the exercise or conversion of this Warrant.

6.             Exercise of Warrant.  This Warrant may be exercised as a whole or part by the Holder, at any time after the date hereof prior to the termination of this Warrant, by the surrender of this Warrant, together with the Notice of Exercise and Investment Representation Statement in the forms attached hereto as Attachments 1 and 2, respectively, duly completed and executed at the principal office of the Company, specifying the portion of the Warrant to be exercised and accompanied by payment in full of the Warrant Price in cash or by check with respect to the shares of Warrant Stock being purchased.  This Warrant shall be deemed to have been exercised immediately prior to the close of business on the date of its surrender for exercise as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such exercise shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such exercise.  If this Warrant shall be exercised for less than the total number of shares of Warrant Stock then issuable upon exercise, promptly after surrender of this Warrant upon such exercise, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of this Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.

7.             Conversion.  In lieu of exercising this Warrant or any portion hereof, at any time the Holder hereof shall have the right to convert this Warrant or any portion hereof into Warrant Stock by executing and delivering to the Company at its principal office the written Notice of Conversion and Investment Representation Statement in the forms attached hereto as Attachments 2 and 3, specifying the portion of the Warrant to be converted, and accompanied by this Warrant.  The number of shares of Warrant Stock to be issued to Holder upon such conversion shall be computed using the following formula:

X=(P)(Y)(A-B)/A

where X =                                          the number of shares of Common Stock to be issued to the Holder for the portion of the Warrant being converted.

P =                               the portion of the Warrant being converted expressed as a decimal fraction.

Y =                              the total number of shares of Common Stock issuable upon exercise of the Warrant in full.

A =                            the fair market value of one share of Warrant Stock which  means (i) the fair market value of the Warrant Stock as of the last Business Day immediately prior to the date the notice of conversion is received by the Company, as reported in the principal market for such securities or, if no such market exists, as determined in good faith by the Company’s Board of Directors, or (ii) if this Warrant is being converted in conjunction with a public offering of stock the price to the public per share pursuant to the offering.

B =                              the Warrant Price on the date of conversion.

Any portion of this Warrant that is converted shall be immediately canceled.  This Warrant or any portion hereof shall be deemed to have been converted immediately prior to the close of business on the date of its surrender for conversion as provided above, and the person entitled to receive the shares of Warrant Stock issuable upon such conversion shall be treated for all purposes as the holder of such shares of record as of the close of business on such date.  As promptly as practicable after such date, the Company shall issue and deliver to the person or persons entitled to receive the same a certificate or certificates for the number of full shares of Warrant Stock issuable upon such conversion.  If the Warrant shall be converted for less than the total number of shares of Warrant Stock then issuable upon conversion, promptly after surrender of the Warrant upon such conversion, the Company will execute and deliver a new warrant, dated the date hereof, evidencing the right of the Holder to the balance of the Warrant Stock purchasable hereunder upon the same terms and conditions set forth herein.  If this Warrant is converted, as a whole or in part, after the occurrence of an event as to which Section 3(c) is applicable, the Holder shall receive the consideration contemplated by Section 3(c) in lieu of Common Stock of the Company.

8.             Transfer of Warrant.  This Warrant may be transferred or assigned by the Holder hereof in whole or in part, provided that the transferor provides, at the Company’s request, an opinion of counsel satisfactory to the Company that such transfer does not require registration under the Securities Act and the securities laws applicable with respect to any other applicable jurisdiction.

9.             Termination.  This Warrant shall terminate on 5:00 p.m. New York time on the Termination Date.

10.           Miscellaneous.  This Warrant shall be governed by the laws of the State of New York, as such laws are applied to contracts to be entered into and performed entirely in New York by New York residents. In the event of any dispute among the Holder and the Company arising out of the terms of this Warrant, the parties hereby consent to the exclusive jurisdiction of the federal and state courts located in the State of New York for resolution of such dispute, and agree not to contest such exclusive jurisdiction or seek to transfer any action relating to such dispute to any other jurisdiction.  The headings in this Warrant are for purposes of convenience and reference only, and shall not be deemed to constitute a part hereof.  Neither this Warrant nor any term hereof may be changed or waived orally, but only by an instrument in writing signed by the Company and the Holder of this Warrant.  All notices and other communications from the Company to the Holder of this Warrant shall be delivered personally or by facsimile transmission or mailed by first class mail, postage prepaid, to the address or facsimile number furnished to the

Company in writing by the last Holder of this Warrant who shall have furnished an address or facsimile number to the Company in writing, and if mailed shall be deemed given three days after deposit in the United States mail.

ISSUED: June 13, 2003

IMAGEWARE SYSTEMS, INC.

By:
	Name:	S. James Miller, Jr.
	Title:	Chairman, CEO and President

Attachment 1

NOTICE OF EXERCISE

TO:

1.             The undersigned hereby elects to purchase                            shares of the Warrant Stock of ImageWare Systems, Inc. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price in full, together with all applicable transfer taxes, if any.

2.             Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title:

Attachment 2

INVESTMENT REPRESENTATION STATEMENT

Shares of the Common Stock

(as defined in the attached Warrant) of

ImageWare Systems, Inc.

In connection with the purchase of the above-listed securities, the undersigned hereby represents to ImageWare Systems, Inc. (the “Company”) as follows:

(a)           The securities to be received upon the exercise of the Warrant (the “Securities”) will be acquired for investment for its own account, not as a nominee or agent, and not with a view to the sale or distribution of any part thereof, and the undersigned has no present intention of selling, granting participation in or otherwise distributing the same, but subject, nevertheless, to any requirement of law that the disposition of its property shall at all times be within its control.  By executing this statement, the undersigned further represents that it does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer, or grant participations to such person or to any third person, with respect to any Securities issuable upon exercise of the Warrant.

(b)           The undersigned understands that the Securities issuable upon exercise of the Warrant at the time of issuance may not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and applicable state securities laws, on the ground that the issuance of such securities is exempt pursuant to Section 4(2) of the Securities Act and state law exemptions relating to offers and sales not by means of a public offering, and that the Company’s reliance on such exemptions is predicated on the undersigned’s representations set forth herein.

(c)           The undersigned agrees that in no event will it make a disposition of any Securities acquired upon the exercise of the Warrant unless and until (i) it shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) it shall have furnished the Company with an opinion of counsel satisfactory to the Company and Company’s counsel to the effect that (A) appropriate action necessary for compliance with the Securities Act and any applicable state securities laws has been taken or an exemption from the registration requirements of the Securities Act and such laws is available, and (B) the proposed transfer will not violate any of said laws.

(d)           The undersigned acknowledges that an investment in the Company is highly speculative and represents that it is able to fend for itself in the transactions contemplated by this statement, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investments, and has the ability to bear the economic risks (including the risk of a total loss) of its investment.  The undersigned represents that it has had the opportunity to ask questions of the Company concerning the Company’s business and assets and to obtain any additional information which it considered necessary to verify the accuracy of or to amplify the Company’s disclosures, and has had all questions which have been asked by it satisfactorily answered by the Company.  The undersigned represents that it is an “accredited investor” within the meaning of Regulation D of the Securities Act.

(e)           The undersigned acknowledges that the Securities issuable upon exercise or conversion of the Warrant must be held indefinitely unless subsequently registered under the Securities Act or an exemption from such registration is available.  The undersigned is aware of the provisions of Rule 144 promulgated under the Securities Act which permit limited resale of shares purchased in a private placement subject to the satisfaction of certain conditions, including, among other things, the existence of a public market for the shares, the availability of certain current public information about the Company, the resale occurring not less than one year after a party has purchased and paid for the security to be sold from the Company or any affiliate of the Company, the sale being through a “broker’s transaction” or in transactions directly with a “market maker” (as provided by Rule 144(f)) and the number of shares being sold during any three month period not exceeding specified limitations.

Dated:

(Typed or Printed Name)

By:
(Signature)

(Title)

2

Attachment 3

NOTICE OF CONVERSION

TO:

1.             The undersigned hereby elects to acquire                        shares of the Warrant Stock of ImageWare Systems, Inc. pursuant to the terms of the attached Warrant, by conversion of                   percent (          %) of the Warrant.

2.             Please issue a certificate or certificates representing said shares of Warrant Stock in the name of the undersigned or in such other name as is specified below:

(Name)

(Address)

(Date)	(Name of Warrant Holder)

By:

Title:
(Title and signature of authorized person)

This Proxy is Solicited by the Board of Directors

The undersigned stockholder of ImageWare Systems, Inc. acknowledges receipt of the Notice of the Special Meeting of Shareholders, to be held Thursday, June 7, 2005, at 11:00 a.m. local time at the Radisson Suite Hotel Rancho Bernardo, 11520 West Bernardo Court, San Diego, CA 92127, and hereby appoints S. James Miller, Jr. and Wayne Wetherell, each with the power of substitution, as Attorneys and Proxies to vote all the shares of the undersigned at said Special Meeting of Shareholders and at all adjournments thereof, hereby ratifying and confirming all that said Attorneys and Proxies may do or cause to be done by virtue hereof. The above named Attorneys and Proxies are instructed to vote all of the undersigned’s shares as follows:

(1)           To elect approve the adjusted exercise price under the warrants:

☐	FOR	☐	AGAINST	☐	ABSTAIN

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER.  IF NO DISCRETION IS INDICATED, THIS PROXY WILL BE VOTED IN FAVOR OF ITEM 1.

Dated this	day of	, 2005.

(Signature)

Please sign your name exactly as it appears on your stock certificate. If shares are held jointly, each holder should sign.  Executors, trustees, and other fiduciaries should so indicate when signing.

Please Sign, Date and Return this Proxy so that your shares may be voted at the meeting.

Return this Proxy to: